International Isotopes Inc.
                          1997 Long-Term Incentive Plan



                                   I. GENERAL


1. Purpose. The International Isotopes Inc. 1997 Long-Term Incentive Plan (the "1997 Plan") has been established by INTERNATIONAL ISOTOPES INC. (the "Company") to:

     (a) attract and retain key executive and managerial employees, and closely associate the interests of outside directors and consultants with the shareholders of the Company;

     (b) motivate participating employees, directors and consultants by means of appropriate incentive, to achieve long-range goals;

     (c) provide incentive compensation opportunities which are competitive with those of other major corporations; and

     (d) further identify Participants' interests with those of the Company's other shareholders through compensation alternatives based on the Company's common stock;

and thereby promote the long-term financial interest of the Company and its Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

     2. Effective Date. Subject to the approval of the holders of a majority of the Stock of the Company present, or represented, and entitled to vote at a meeting of its stockholders, the 1997 Plan shall be effective as of May 1, 1997, provided, however, that awards made under the 1997 Plan prior to such approval of the 1997 Plan by stockholders of the Company are contingent on such approval of the 1997 Plan by the stockholders of the Company and shall be null and void if such approval of the stockholders of the Company is withheld. The 1997 Plan shall terminate on April 30, 2006.

     3.   Definitions. The following definitions are applicable to the 1997
Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Compensation Committee of the Board.


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     "Disabled" means the inability of a Participant, by reason of a physical or mental impairment, to engage in any substantial gainful activity, of which the Board shall be the sole judge.

     "Fair Market Value" of any Stock means (a) if the Stock is listed on a national securities exchange, the closing price on the Stock on a given date;
(b) if the Stock is traded on an exchange or market in which prices are reported on a bid and asked price, the average of the mean between the bid and asked price for the Stock on a given date; and (c) if the Stock is not listed on a national securities exchange nor traded on the over-the-counter market, such value as the Committee, in good faith, shall determine.

     "Option Date" means, with respect to any Stock Option, the date on which the Stock Option is awarded under the 1997 Plan.

     "Participant" means any employee of the Company or any Subsidiary, or any non-employee member of the Board, or any consultant to the Company who is selected by the Board to participate in the 1997 Plan.

     "Permitted Transferees" means a member of an optionee's immediate family, trusts for the benefit of such immediate family members, and partnerships in which the optionee and/or such immediate family members are the only partners, provided that no consideration is provided for the transfer. Immediate family members shall include an optionee's descendants (children, grandchildren and more remote descendants), and shall include step-children and relationships arising from legal adoption.

     "Performance Unit" shall have the meaning ascribed to it in Part VI.

     "Related Company" means any corporation during any period in which it is a Subsidiary, or during any period in which it directly or indirectly owns 50% or more of the total combined voting power of all classes of stock of the Company that are entitled to vote.

     "Restricted Period" has the meaning ascribed to it in Part V.

     "Restricted Stock" has the meaning ascribed to it in Part V.

     "Retirement" means (i) termination of employment in accordance with the retirement procedures set by the Company from time to time; (ii) termination of employment because a participant becomes Disabled; or (iii) termination of employment voluntarily with the consent of the Company (of which the Board shall be the sole judge).

     "Stock" means INTERNATIONAL ISOTOPES INC. common stock.

     "Stock Appreciation Right" means the right of a holder of a Stock Option to receive Stock or cash as described in Part IV.
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     "Stock Option" means the right of a Participant to purchase Stock pursuant to an Incentive Stock Option or Non-Qualified Option awarded pursuant to the provisions of the 1997 Plan.

     "Subsidiary" means any corporation during any period of which 50% or more of the total combined voting power of all classes of stock entitled to vote is owned, directly or indirectly, by the Company.

     4. Administration. The authority to manage and control the operation and administration of the 1997 Plan shall be vested in the Board. Subject to the provisions of the 1997 Plan, the Board will have authority to select employees, directors and/or consultants to receive awards of Stock Options with or without tandem Stock Appreciation Rights, Restricted Stock and/or Performance Units, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such awards, to determine the number and value of Performance Units awarded and earned, and to cancel, modify or suspend awards. In making such award determinations, the Board may take into account the nature of services rendered by the respective employee, director, or consultant, his or her present and potential contribution to the Company's success and such other factors as the Board deems relevant. The Board is authorized to interpret the 1997 Plan, to establish, amend, and rescind any rules and regulations relating to the 1997 Plan, to determine the terms and provisions of any agreements made pursuant to the 1997 Plan, to modify such agreements, and to make all other determinations that may be necessary or advisable for the administration of the 1997 Plan.

     The Board, in its discretion, may delegate any or all of its authority, powers and discretion under this Plan to the Committee, and the Board in its discretion may revest any or all such authority, powers and discretion in itself at any time. If appointed, the Committee shall function as follows: A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee, shall be the acts of the Committee, unless provisions to the contrary are embodied in the Company's Bylaws or resolutions duly adopted by the Board. All actions taken and decisions and determinations made by the Board or the Committee pursuant to the Plan shall be binding and conclusive on all persons interested in the Plan. No member of the Board or the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan.

     5. Participation. Subject to the terms and conditions of the 1997 Plan, the Board shall determine and designate, from time to time, the key executives and managerial employees, directors and consultants of the Company and/or its Subsidiaries who will participate in the 1997 Plan. In the discretion of the Board, a Participant may be awarded Stock Options with or without tandem Stock Appreciation Rights, Restricted Stock or Performance Units or any combination thereof, and more than one award may be granted to a Participant. Except as otherwise agreed to by the Company and the

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Participant, any award under the 1997 Plan shall not affect any previous award to the Participant under the 1997 Plan or any other plan maintained by the Company or its Subsidiaries.

     6. Shares Subject to the 1997 Plan. The shares of Stock with respect to which awards may be made under the 1997 Plan shall be either authorized and unissued shares or issued and outstanding shares (including, in the discretion of the Board, shares purchased in the market). Subject to the provisions of paragraph I.10, the number of shares of Stock available under the 1997 Plan for the grant of Stock Options with or without tandem Stock Appreciation Rights, Performance Units and Restricted Stock shall not exceed 600,000 shares in the aggregate. If, for any reason, any award under the 1997 Plan otherwise distributable in shares of Stock, or any portion of the award, shall expire, terminate or be forfeited or cancelled, or be settled in cash pursuant to the terms of the 1997 Plan and, therefore, any such shares are no longer distributable under the award, such shares of Stock shall again be available for award under the 1997 Plan. The maximum number of shares of Stock with respect to which options or rights may be granted each calendar year to each employee shall be 75,000.

     7. Compliance With Applicable Laws and Withholding of Taxes. Notwithstanding any other provision of the 1997 Plan, the Company shall have no liability to issue any shares of Stock under the 1997 Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Stock under the 1997 Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares. All awards and payments under the 1997 Plan are subject to withholding of all applicable taxes, which withholding obligations may be satisfied, with the consent of the Board, through the surrender of shares of Stock which the Participant already owns, or to which a Participant is otherwise entitled under the 1997 Plan. The Company shall have the right to deduct from all amounts paid in cash in consequence of the exercise of a Stock Option or Stock Appreciation Right or in connection with an award of Restricted Stock or Performance Units under the 1997 Plan any taxes required by law to be withheld with respect to such cash payments. Where an employee or other person is entitled to receive shares of Stock pursuant to the exercise of a Stock Option or a Stock Appreciation Right or with respect to an award of Performance Units pursuant to the 1997 Plan, the Company shall have the right to require the employee or such other person to pay to the Company the amount of any taxes that the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain, or sell without notice, a sufficient number of such shares to cover the amount required to be withheld. Upon the disposition (within the meaning of Code Section 424(c)) of shares of Stock acquired pursuant to the exercise of an Incentive Stock Option prior to the expiration of the holding period requirements of Code Section 422(a)(1), the employee shall be required to give notice to the Company of such disposition and the Company shall have the right to require the employee to pay to the Company the amount of any taxes that are required by law to be withheld with respect to such disposition. Upon termination of the Restricted Period with respect to an award of Restricted Stock (or such earlier time, if any, as an election is made by the employee under

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Code Section 83(b), or any successor provisions thereto, to include the value of such shares in taxable income), the Company shall have the right to require the employee or other person receiving shares of Stock in respect of such Restricted Stock award to pay to the Company the amount of taxes that the Company is required to withhold with respect to such shares of Stock or, in lieu thereof, to retain or sell without notice a sufficient number of shares of Stock held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to Restricted Stock the amount of taxes that the Company is required to withhold with respect to such dividend payments.

     8. Transferability. Incentive Stock Options with or without tandem Stock Appreciation Rights, Performance Units, and, during the period of restriction, Restricted Stock awarded under the 1997 Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution. Incentive Stock Options with or without tandem Stock Appreciation Rights may be exercised during the lifetime of the Participant only by the Participant or his guardian or legal representative. If provided in the option agreement, Non-Qualified Stock Options with or without tandem Stock Appreciation Rights may be transferred by a Participant to Permitted Transferees, and may be exercised either by the Participant, his guardian or legal representative, or by a Permitted Transferee.

     9. Employee, Director, Consultant and Stockholder Status. The 1997 Plan does not constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Subsidiary, or any director or consultant the right to continue to serve as a director or consultant of the Company or any Subsidiary. Subject to the provisions of paragraph V.3(a), no award under the 1997 Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which he fulfills all service requirements and other conditions for receipt of shares of Stock. If the redistribution of shares is restricted pursuant to paragraph I.7, certificates representing such shares may bear a legend referring to such restrictions.

     10. Adjustments to Number of Shares Subject to the 1997 Plan. Subject to the following provisions of this paragraph 10, in the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, spinoff, recapitalization, merger, consolidation, combination, exchange of shares or other similar change, the aggregate number of shares of Stock with respect to which awards may be made under the 1997 Plan, the terms and the number of shares of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Stock, and the purchase price of a share of Stock under Stock Options, may be equitably adjusted by the Board in its sole discretion.

     11. Change in Control. The following provisions shall apply unless a Participant's written agreement provides otherwise. If, while any Stock Options, Stock Appreciation Rights, Restricted Shares or Performance Units are outstanding under the 1997 Plan, there shall occur (a) a merger or consolidation of the Company with or into

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another corporation in which the Company shall not be the surviving corporation,
(b) a dissolution of the Company, or (c) a transfer of all or substantially all of the assets of the Company in one transaction or a series of related transactions to one or more other persons or entities, then, with respect to each Stock Option, Stock Appreciation Right and Restricted Stock outstanding immediately prior to the consummation of such transaction, if provision is not otherwise made in writing in connection with such transaction for the substitution of securities of another corporation, and without the necessity of any action by the Board of Directors, each such Stock Option, Stock Appreciation Right, Restricted Stock or Performance Unit shall terminate, but (A) the holder of any outstanding Stock Option shall be entitled, immediately prior to the effective date of such transaction, to purchase the number of shares that are then vested and exercisable; (B) the holder of any Stock Appreciation Right shall be entitled, immediately prior to the effective date of such transaction, to exercise such Right to the extent the Stock Option is exercisable at such time in accordance with its terms; and (C) the recipient of any Performance Unit shall be entitled, immediately prior to the effective date of such transaction, to receive the then vested values under such Unit. The unexercised portion of any Stock Option or Stock Appreciation Right, and all non-vested Restricted Shares shall be deemed canceled, forfeited, and terminated as of the effective date of such transaction.

     12. Agreement With Company. At the time of any awards under the 1997 Plan, the Board will require a Participant to enter into an agreement with the Company in a form specified by the Board, agreeing to the terms and conditions of the 1997 Plan and to such additional terms and conditions, not inconsistent with the 1997 Plan, as the Board may, in its sole discretion, prescribe.

     13. Amendment and Termination of 1997 Plan. Subject to the following provisions of this paragraph 13, the Board may at any time and in any way amend, suspend or terminate the 1997 Plan. No amendment of the 1997 Plan and, except as provided in paragraph 10, no action by the Board shall, without further approval of the stockholders of the Company, increase the total number of shares of Stock with respect to which awards may be made under the 1997 Plan, materially increase the benefits accruing to Participants under the 1997 Plan or materially modify the requirements as to eligibility for participation in the 1997 Plan, if stockholder approval of such amendment is a condition of Securities and Exchange Commission Rule 16b-3 or the Code at the time such amendment is adopted. No amendment, suspension or termination of the 1997 Plan shall alter or impair any Stock Option with or without tandem Stock Appreciation Right, share of Restricted Stock or Performance Unit previously awarded under the 1997 Plan without the consent of the holder thereof.

                           II. INCENTIVE STOCK OPTIONS

     1. Definition. The award of an Incentive Stock Option under the 1997 Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Part II.
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     2.   Eligibility. The Board shall designate the Participants to whom
Incentive Stock Options, as described in section 422(b) of the Code or any successor section thereto, are to be awarded under the 1997 Plan and shall determine the number of option shares to be offered to each of them. Incentive Stock Options may be awarded only to key executive and managerial employees, and not to non-employee directors or consultants. In no event shall the aggregate Fair Market Value (determined at the time the option is awarded) of Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under all plans of the Company and all Related Companies) exceed $100,000.

     3. Price. The purchase price of a share of Stock under each Incentive Stock Option shall be determined by the Board, provided, however, that in no event shall such price be less than the greater of (a) 100% of the Fair Market Value of a share of Stock as of the Option Date (or 110% of such Fair Market Value if the holder of the option owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary) or (b) the par value of a share of Stock on such date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Incentive Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto.

     4. Exercise. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. The exercise of an Incentive Stock Option will result in the surrender of the related Stock Appreciation Right, if any. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Incentive Stock Options in cash or through the delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Incentive Stock Options. A Participant's payment of the purchase price in connection with the exercise of an Incentive Stock Option through delivery of shares of Stock (the "ISO Stock") that were acquired through the exercise of an Incentive Stock Option and that have not been held for more than one year will be considered a disposition (within the meaning of Code Section 424(c)) of the ISO Stock, resulting in the disqualification of the ISO Stock from treatment as an incentive stock option under Code Section 422, and the Participant's recognition of ordinary income. Participants should consult with their tax advisors prior to electing to exercise an Incentive Stock Option by this method.

     5. Option Expiration Date. The "Expiration Date" with respect to an Incentive Stock Option or any portion thereof awarded to a Participant under the 1997 Plan means the earliest of:

     (a) the date that is 10 years after the date on which the Incentive Stock Option is awarded (or, if the Participant owns stock possessing

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          more than 10% of the combined voting power of all classes of stock of the Company or any Subsidiary, the date that is 5 years after the date on which the Incentive Stock Option is awarded);

     (b)  the date established by the Board at the time of the award;

     (c) the date that is one year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

     (d) the date that is three months after the date the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled.

All rights to purchase shares of Stock pursuant to an Incentive Stock Option shall cease as of such option's Expiration Date.

                        III. NON-QUALIFIED STOCK OPTIONS

     1. Definition. The award of a Non-Qualified Stock Option under the 1997 Plan entitles the Participant to purchase shares of Stock at a price fixed at the time the option is awarded, subject to the following terms of this Part III.

     2. Eligibility. The Board shall designate the Participants to whom Non-Qualified Stock Options are to be awarded under the 1997 Plan and shall determine the number of option shares to be offered to each of them.

     3. Price. The purchase price of a share of Stock under each Non-Qualified Stock Option shall be determined by the Board; provided, however, that in no event shall such price be less than fifty percent (50%) of the Fair Market Value of a share of Stock as of the Option Date. To the extent provided by the Board, the full purchase price of each share of Stock purchased upon the exercise of any Non-Qualified Stock Option shall be paid in cash or in shares of Stock (valued at Fair Market Value as of the day of exercise), or in any combination thereof, at the time of such exercise and, as soon as practicable thereafter, a certificate representing the shares so purchased shall be delivered to the person entitled thereto. In addition, unless restricted by the Board, Participants may elect to pay the purchase price of shares of Stock purchased upon the exercise of Non-Qualified Stock Options in cash or through the constructive delivery at the time of such exercise of shares of Stock (valued at Fair Market Value as of

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the day of exercise) already owned by the Participant, or any combination thereof, equivalent to the purchase price of such Non-Qualified Stock Options, and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto. Participants also may elect to pay, unless restricted by the Board, the purchase price, in whole or in part, of shares of Stock purchased upon the exercise of Non-Qualified Options through the Company's withholding of shares of Stock (valued at Fair Market Value as of the day of exercise) that would otherwise by issuable upon exercise of such options equivalent to the purchase price of such Non-Qualified Stock Options and, as soon as practicable thereafter, a certificate representing the net number of shares so purchased shall be delivered to the person entitled thereto.

     4. Exercise. Each Option shall become and be exercisable at such time or times and during such period or periods, in full or in such installments as may be determined by the Board at the Option Date. The exercise of a Non-Qualified Stock Option will result in the surrender of the related Stock Appreciation Right, if any.

     5. Option Expiration Date. The "Expiration Date" with respect to a Non-Qualified Stock Option or any portion thereof awarded to a Participant under the 1997 Plan means the earliest of:

     (a)  the date established by the Board at the time of the award;

     (b) the date that is one year after the Participant's employment with the Company and all Related Companies is terminated by reason of the Participant becoming Disabled or by reason of the Participant's death; or

     (c) the date that is three months after the date the Participant's employment with the Company and all Related Companies is terminated by reasons other than death or becoming Disabled, or three months after the date the Participant's service as a director or consultant of the Company and all Related Companies is terminated for any reason.

All rights to purchase shares of Stock pursuant to a Non-Qualified Stock Option shall cease as of such option's Expiration Date.

                          IV. STOCK APPRECIATION RIGHTS

     1. Definition. A Stock Appreciation Right is an award that may be granted in tandem with a Non-Qualified Stock Option or Incentive Stock Option, and entitles the holder to receive an amount equal to the difference between the Fair Market Value of the shares of option Stock at the time of exercise of the Stock Appreciation Right and the option price, subject to the applicable terms and conditions of the tandem options and the following provisions of this Part IV.

     2. Eligibility. The Board may, in its discretion, award the holders of any Incentive Stock Options or Non-Qualified Stock Options awarded under the 1997 Plan a Stock Appreciation Right under this Part IV concurrent with, or subsequent to, the award of the option.
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     3.   Exercise. A Stock Appreciation Right may be exercised under the applicable terms and conditions of the Incentive Stock Option or Non-Qualified Stock Option with respect to which the Stock Appreciation Right is awarded. A Stock Appreciation Right shall entitle the holder of a Stock Option to receive, upon the exercise of the Stock Appreciation Right, shares of Stock (valued at their Fair Market Value at the time of exercise), cash or a combination thereof, in the discretion of the Board, in an amount equal in value to the excess of the Fair Market Value of the shares of Stock subject to the Stock Appreciation Right as of the date of such exercise over the purchase price of the Stock Option. The exercise of a Stock Appreciation Right will result in the surrender of the related Incentive Stock Option or Non-Qualified Stock Option.

     4. Expiration Date. The "Expiration Date" with respect to a Stock Appreciation Right shall be determined by the Board, and shall be not later than the Expiration Date for the related Stock Option.

                               V. RESTRICTED STOCK

     1. Definition. Restricted Stock awards are grants of Stock to Participants, the vesting of which is subject to a required period of employment or service as a director or consultant and any other conditions established by the Board.

     2. Eligibility. The Board shall designate the Participants to whom Restricted Stock is to be awarded and the number of shares of Stock that are subject to the award.

     3. Terms and Conditions of Awards. All shares of Restricted Stock awarded to Participants under the 1997 Plan shall be subject to the following terms and conditions and to such other terms and conditions, not inconsistent with the 1997 Plan, as shall be prescribed by the Board in its sole discretion and as shall be contained in the Agreement referred to in Part I, paragraph 12.

     (a) Restricted Stock awarded to Participants may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, for a period of five years or such shorter period as the Board may determine, but not less than one year, after the time of the award of such stock (the "Restricted Period"). Except for such restrictions, the Participant as owner of such shares shall have all the rights of a shareholder, including but not limited to the right to vote such shares and, except as otherwise provided by the Board, the right to receive all dividends paid on such shares.

     (b) The Board may in its discretion, at any time after the date of the award of Restricted Stock, adjust the length of the Restricted Period to account for individual circumstances of a Participant or group of Participants, but in no case shall the length of the Restricted Period be less than one year.
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     (c)  Except as otherwise determined by the Board in its sole discretion, a
          Participant whose employment or service as a director or consultant with the Company and all Related Companies terminates prior to the end of the Restricted Period for any reason shall forfeit all shares of Restricted Stock remaining subject to any outstanding Restricted Stock Award.

     (d) Each certificate issued in respect of shares of Restricted Stock awarded under the 1997 Plan shall be registered in the name of the Participant and, at the discretion of the Board, each such certificate may be deposited in a bank designated by the Board. Each such certificate shall bear the following (or a similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the INTERNATIONAL ISOTOPES INC., 1997 Long-Term Incentive Plan and an agreement entered into between the registered owner and INTERNATIONAL ISOTOPES INC. A copy of such plan and agreement is on file in the office of the Secretary of INTERNATIONAL ISOTOPES INC., 2600 Longhorn Blvd., Suite 105, Austin, Texas.

     (e) At the end of the Restricted Period for Restricted Stock, such Restricted Stock will be transferred free of all restrictions to a Participant (or his or her legal representative, beneficiary or heir).

     4. Substitution of Cash. The Board may, in its discretion, substitute cash equal to the Fair Market Value (determined as of the date of distribution) of Stock otherwise required to be distributed to a Participant in accordance with Part V, paragraph 3.

                              VI. PERFORMANCE UNITS

     1. Definition. Performance Units are awards to Participants who may receive value for the units at the end of a Performance Period. The number of units earned, and value received for them, will be contingent on the degree to which the performance measures established at the time of the initial award are met.

     2. Eligibility. The Board shall designate the Participants to whom Performance Units are to be awarded, and the number of units to be the subject of such awards.

     3. Terms and Conditions of Awards. For each Participant, the Board will determine the timing of awards; the number of units awarded; the value of units, which may be stated either in cash or in shares of Stock; the performance measures used for determining whether the Performance Units are earned; the performance period during which the performance measures will apply; the relationship between the level of

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achievement of the performance measures and the degree to which Performance
Units are earned; whether, during or after the performance period, any revision to the performance measures or performance period should be made to reflect significant events or changes that occur during the performance period; and the number of earned Performance Units that will be paid in cash and/or shares of Stock.

     4. Payment. The Board will compare the actual performance to the performance measures established for the performance period and determine the number of units to be paid and their value. Payment for units earned shall be wholly in cash, wholly in Stock or in a combination of the two, in a lump sum or installments, and subject to vesting requirements and such other conditions as the Board shall provide. The Board will determine the number of earned units to be paid in cash and the number to be paid in Stock. For Performance Units valued when awarded in shares of Stock, one share of Stock will be paid for each unit earned, or cash will be paid for each unit earned equal to either (a) the Fair Market Value of a share of Stock at the end of the Performance Period or (b) the Fair Market Value of the Stock averaged for a number of days determined by the Board. For Performance Units valued when awarded in cash, the value of each unit earned will be paid in its initial cash value, or shares of Stock will be distributed based on the cash value of the units earned divided by (a) the Fair Market Value of a share of Stock at the end of the Performance Period or (b) the Fair Market Value of a share of Stock averaged for a number of days determined by the Board.

     5. Retirement, Death or Termination. A Participant whose employment with the Company and Related Companies terminates during a performance period because of Retirement or death shall be entitled to the prorated value of earned Performance Units, issued with respect to that performance period, at the conclusion of the performance period based on the ratio of the months employed during the period to the total months of the performance period. If the Participant's employment with the Company and Related Companies terminates during a performance period for any reason other than Retirement or death, or if a Participant's service as a director or consultant of the Company and Related Companies terminates during a performance period for any reason, the Performance Units issued with respect to that performance period will be forfeited on the date his employment or service with the Company and Related Companies terminates. Notwithstanding the foregoing provisions of this Part VI, if a Participant's employment or service as a director or consultant with the Company and Related Companies terminates before the end of the Performance Period with respect to any Performance Units awarded to him, the Board may determine that the Participant will be entitled to receive all or any portion of the units that he or she would otherwise receive, and may accelerate the determination and payment of the value of such units or make such other adjustments as the Board, in its sole discretion, deems desirable.

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                           INTERNATIONAL ISOTOPES INC.
                          1997 LONG TERM INCENTIVE PLAN



                  Date of Grant:            ______________, 1997

                  Name of
                  Optionee:                 ___________

                  Number of Shares:         ______

                  Price Per Share:          _____________________


         International Isotopes Inc., a Texas corporation (the "Corporation"), hereby grants to the above-named optionee (the "Optionee") an option (the "Option") to purchase from the Corporation, for the price per share set forth above, the number of shares of Common Stock (the "Stock"), of the Corporation set forth above pursuant to the International Isotopes Inc. 1997 Long Term Incentive Plan (the "Plan"). This Option is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code,").

         The terms and conditions of the Option granted hereby, to the extent not controlled by the terms and conditions contained in the Plan, are as follows:

         1. The price at which each share of Stock subject to this Option may be purchased shall be the price set forth above, subject to any adjustments that may be made pursuant to the terms of the Plan.

         2. This Option may not be exercised prior to approval of the Plan by the Corporation's shareholders.

         3. Subject to Section 2 above, this Option may be exercised only to the extent that such Option is vested in accordance with the following table:

                                          May Be Purchased
                                          ----------------
         Number of Shares        Not Before                 Not After
         ----------------        ----------                 ---------
          ______             1 year from Grant       3 years and 1 day from
                                                              Grant
          ______             2 years from Grant      3 years and 1 day from
                                                              Grant
          ______             3 years from Grant      3 years and 1 day from
                                                              Grant


         4. Except as provided in Section 8 hereof, this Option may not be exercised unless the Optionee is in the employ of the Corporation or one of its subsidiary corporations (within the meaning of Section 424(f) of the Code, and each individually referred to herein as a "Subsidiary") at the time of such exercise.

         5. The Optionee (or his representative, guardian, devisee or heir, as applicable) may exercise any portion of this Option that has become exercisable in accordance with the terms hereof as to all or any of the shares of Stock then available for purchase by delivering to the Corporation written notice specifying:

                  (i) the number of whole shares of Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this Option may not be exercised for less than fifty (50) shares of Stock or the number of shares of Stock remaining subject to this Option, whichever is smaller;

                  (ii) the address to which dividends, notices, reports, etc. are to be sent; and

                  (iii) the Optionee's social security number.

Payment shall be in cash, or by certified or cashier's check payable to the order of the Corporation, free from all collection charges, by delivery of shares of Common Stock already owned by the Optionee and having a fair market value equal to the aggregate Option Price, or by a combination of cash and shares of Common Stock. Only one certificate evidencing the Stock will be issued unless the Optionee otherwise requests in writing. Shares of Stock purchased upon exercise of the Option will be issued in the name of the Optionee. The Optionee shall not be entitled to any rights and privileges as a shareholder of the Corporation in respect of any shares of Stock covered by this Option until such shares of Stock shall have been paid for in full and issued to the Optionee.

         6. As soon as practicable after the Corporation receives payment for shares of Stock covered by this Option, it shall deliver a certificate or certificates representing the shares of Stock so purchased to the Optionee. Such certificate shall be registered in the name of the Optionee. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Corporation's transfer agent, if any, as may be deemed necessary or advisable by counsel to the Corporation in order to comply with the requirements of the Securities Act of 1933, as amended, and any state securities laws or any other applicable laws. If at the time the Optionee desires to exercise this Option, a Shareholders Agreement is in effect, then, as a condition precedent to the right of the Optionee to exercise the Option, the Optionee will execute counterparts of the Shareholders Agreement and/or such other instruments or documents as the Corporation may require pursuant to which the Optionee shall become a party to the Shareholders Agreement and the stock acquired by the Optionee upon exercise of the Option shall be subject to the restrictions and terms of the Shareholders Agreement in all respects.

         7. This Option is personal to the Optionee and during the Optionee's lifetime may be exercised only by the Optionee or his guardian or representative upon the events and in accordance with the terms and conditions set forth in the Plan. This Option shall not be transferable other than by will or the laws of descent and distribution.

         8. If the Optionee's employment with the Corporation or any Subsidiary shall terminate, then the terms and provisions of Article III of the Plan shall govern the portion, if any, of this Option that remains unexercised as of the date of such termination.

         9. This Option does not confer on the Optionee any right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary to determine the terms of the Optionee's employment.

         10. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling and are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan. All interpretations or determinations of the Board of Directors with respect to the Plan and this Option shall be binding and conclusive upon the Optionee and his legal representatives with respect to any question arising hereunder.

         11. Optionee acknowledges and agrees that any powers, rights or responsibilities of the Corporation's Board of Directors set forth herein may be delegated to and exercised by the Committee as defined in and as permitted under the Plan.

         12. All notices hereunder to the parties to this Non-Qualified Stock Option Agreement shall be delivered or mailed to the following addresses:

                  If to the Corporation:

                  International Isotopes Inc.
                  2600 Longhorn Blvd. Suite 105
                  Austin, Tx. 78758
                  Attention:   Chief Financial Officer

                  If to the Optionee:

                  _______________

                  ______________________

                  ______________________

Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the other party.

         13. This Non-Qualified Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of Texas without application of the conflict of laws principles thereof, except to the extent preempted by federal law, which shall govern to such extent.

         IN WITNESS WHEREOF, the undersigned have caused this Non-Qualified Stock Option Agreement to be duly executed as of the date first above written.

                                                     INTERNATIONAL ISOTOPES INC.


                                                     By:________________________

                                                     Name:______________________

                                                     Title:_____________________


                                                     OPTIONEE:

                                                     ___________________________

                                                     __________

                        INCENTIVE STOCK OPTION AGREEMENT
                                    UNDER THE
                           INTERNATIONAL ISOTOPES INC.
                          1997 LONG TERM INCENTIVE PLAN



            Date of Grant:

            Name of
            Optionee:

            Number of Shares:

            Price Per Share:     $_______________, 100% of the Fair Market Value
                                 per Share of the Shares as of the date of grant as determined in accordance with the 1997 Long
                                 Term Incentive Plan


         International Isotopes Inc., a Texas corporation (the "Corporation"), hereby grants to the above-named optionee (the "Optionee") an option (the "Option") to purchase from the Corporation, for the price per share set forth above, the number of shares of Common Stock (the "Stock"), of the Corporation set forth above pursuant to the International Isotopes Inc. 1997 Long Term Incentive Plan (the "Plan"). This Option is intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The terms and conditions of the Option granted hereby, to the extent not controlled by the terms and conditions contained in the Plan, are as follows:

         1. The price at which each share of Stock subject to this Option may be purchased shall be the price set forth above, subject to any adjustments that may be made pursuant to the terms of the Plan.

         2. This Option may not be exercised prior to approval of the Plan by the Corporation's shareholders.

         3. Subject to Section 2 above, this Option may be exercised only to the extent that such Option is vested in accordance with the following table:

                                       May Be Purchased
                                       ----------------
      Number of Shares        Not Before             Not After
      ----------------        ----------             ---------
       ______              1 year from Grant     10 years from Grant
       ______              2 years from Grant    10 years from Grant
       ______              3 years from Grant    10 years from Grant


         4. Except as provided in Section 8 hereof, this Option may not be exercised unless the Optionee is in the employ of the Corporation or one of its subsidiary corporations (within the meaning of Section 424(f) of the Code, and each individually referred to herein as a "Subsidiary") at the time of such exercise.

         5. The Optionee (or his representative, guardian, devisee or heir, as applicable) may exercise any portion of this Option that has become exercisable in accordance with the terms hereof as to all or any of the shares of Stock then available for purchase by delivering to the Corporation written notice specifying:

                  (i) the number of whole shares of Stock to be purchased together with payment in full of the aggregate option price of such shares, provided that this Option may not be exercised for less than fifty (50) shares of Stock or the number of shares of Stock remaining subject to this Option, whichever is smaller;

                  (ii) the address to which dividends, notices, reports, etc. are to be sent; and

                  (iii) the Optionee's social security number.

Payment shall be in cash, or by certified or cashier's check payable to the order of the Corporation, free from all collection charges, by delivery of shares of Common Stock already owned by the Optionee and having a fair market value equal to the aggregate Option Price, or by a combination of cash and shares of Common Stock. Only one certificate evidencing the Stock will be issued unless the Optionee otherwise requests in writing. Shares of Stock purchased upon exercise of the Option will be issued in the name of the Optionee. The Optionee shall not be entitled to any rights and privileges as a shareholder of the Corporation in respect of any shares of Stock covered by this Option until such shares of Stock shall have been paid for in full and issued to the Optionee.

         6. As soon as practicable after the Corporation receives payment for shares of Stock covered by this Option, it shall deliver a certificate or certificates representing the shares of Stock so purchased to the Optionee. Such certificate shall be registered in the name of the Optionee. Such stock certificate shall carry such appropriate legends, and such written instructions shall be given to the Corporation's transfer agent, if any, as may be deemed necessary or advisable by counsel to the Corporation in order to comply with the requirements of the Securities Act of 1933, as amended, and any state securities laws or any other applicable laws. If at the time the Optionee desires to exercise this Option, a Shareholders Agreement is in effect, then, as a condition precedent to the right of the

Optionee to exercise the Option, the Optionee will execute counterparts of the Shareholders Agreement and/or such other instruments or documents as the Corporation may require pursuant to which the Optionee shall become a party to the Shareholders Agreement and the stock acquired by the Optionee upon exercise of the Option shall be subject to the restrictions and terms of the Shareholders Agreement in all respects.

         7. This Option is personal to the Optionee and during the Optionee's lifetime may be exercised only by the Optionee or his guardian or representative upon the events and in accordance with the terms and conditions set forth in the Plan. This Option shall not be transferable other than by will or the laws of descent and distribution.

         8. If the Optionee's employment with the Corporation or any Subsidiary shall terminate, then the terms and provisions of Article II of the Plan shall govern the portion, if any, of this Option that remains unexercised as of the date of such termination.

         9. This Option does not confer on the Optionee any right to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the right of the Corporation or any Subsidiary to determine the terms of the Optionee's employment.

         10. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling and are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan. All interpretations or determinations of the Board of Directors with respect to the Plan and this Option shall be binding and conclusive upon the Optionee and his legal representatives with respect to any question arising hereunder.

         11. Optionee acknowledges and agrees that any powers, rights or responsibilities of the Corporation's Board of Directors set forth herein may be delegated to and exercised by the Committee as defined in and as permitted under the Plan.

         12. All notices hereunder to the parties to this Incentive Stock Option Agreement shall be delivered or mailed to the following addresses:

                  If to the Corporation:

                  International Isotopes Inc.
                  2600 Longhorn Suite 105
                  Austin TX   78758
                  Attention:  Chief Financial Officer

                  If to the Optionee:

                  _______________

                  ______________________

                  ______________________

Such addresses for the service of notices may be changed at any time provided notice of such change is furnished in advance to the other party.

         13. This Incentive Stock Option Agreement shall be governed by and construed in accordance with the laws of the State of Texas without application of the conflict of laws principles thereof, except to the extent preempted by federal law, which shall govern to such extent.

         IN WITNESS WHEREOF, the undersigned have caused this Incentive Stock Option Agreement to be duly executed as of the date first above written.

                                                     International Isotopes Inc.


                                                     By:________________________

                                                     Name:______________________

                                                     Title:_____________________


                                                     OPTIONEE:

                                                     ___________________________

                           INTERNATIONAL ISOTOPES INC.
                       RESTRICTED STOCK PURCHASE AGREEMENT



                  INTERNATIONAL ISOTOPES INC., a Texas Corporation (the "Corporation"), pursuant to action of the Board of Directors, hereby awards to ___________ (the "Participant") a right to purchase _______ shares of the Corporation's authorized and outstanding Common Stock, subject, however, to the following terms and conditions:

                  1. 1997 Long-Term Incentive Plan. This Agreement is subject to the INTERNATIONAL ISOTOPES INC. 1997 Long-Term Incentive Plan (the "Plan") adopted by the Board of Directors on May 27, 1997, and effective on May 1, 1997. A copy of the Plan is attached hereto. The terms and provisions of the Plan, and any amendments thereto, are hereby incorporated herein and made a part thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan will prevail.

                  2. Right to Purchase Restricted Shares; Term. The Participant may purchase shares of Common Stock for a purchase price equal to $____ per share, in accordance with the table set forth below. The shares of Common Stock awarded hereunder may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of during the Restricted Period:

                  Purchase Date    Number of Shares        Restricted Period
                  -------------    ----------------        -----------------

                  _____, 1997            ______            Through ________,
                                                           1998

                  _____, 1998            ______            Through _________
                                                           __, 1999

                    The purchased shares shall also be subject to any "lock-up" agreement entered into with the underwriter in the event of an initial public offering. Subsequent to the "lock-up" period and after the Restricted Period, the purchased shares may only be sold under Rule 144 under the General Rules and Regulations under the Securities Act of 1933, solely through the underwriter, and at a price that must exceed the initial public offering price.

                  3. Conditions. Participant is subject to the following conditions during the Restricted Period:

                           a. Participant shall have all the rights of a holder of the Corporation's Common Stock including, but not limited to, the right to receive all dividends paid on such shares and the right to vote such shares.

                           b. Participant will deposit the certificate(s) for the shares, together with a Stock Power endorsed in blank, with the Corporation and such certificates will be held throughout the term of the Restricted Period with respect to such shares.

                           c. At the expiration of the Restricted Period with respect to any shares of Common Stock, Participant is entitled to possession of the certificate(s) and all imposed restrictions shall terminate.

                  4. Early Termination of Restricted Period. In the event that the Participant ceases to be an employee of the Corporation by reason of (a) death, (b) disability, (c) retirement with the Board's discretionary waiver of the vesting requirements (as provided in Article V of the Plan), or (d) Involuntary Termination (as defined herein) of his employment within a period of one (1) year following a Change of Control, the restrictions imposed by Article V of the Plan and those stated in Paragraphs 2 and 3 above shall lapse and the Participant, his legal representatives or heirs will be entitled to unrestricted ownership of such shares. In the event the Participant ceases to be a full-time employee of the Corporation by reason other than (a) death, (b) disability, (c) retirement with Board waiver, or (d) Involuntary Termination of employment within a period of one (1) year following a Change of Control, all shares of Stock previously awarded which are still subject to the restrictions imposed by
Article V of the Plan and those stated in Paragraphs 2 and 3 above shall be forfeited and returned to the Corporation upon such termination of employment. As used herein, "Involuntary Termination" occurs if the Paticipant is terminated without Cause. "Cause" shall have the meaning as set forth in Participant's Employment Agreement with the Corporation dated _________________.

                  5. Compliance with Federal Securities Laws. The Corporation and Participant agree to comply with all applicable federal securities laws in respect of the shares awarded hereunder and any resale or other transfer, if any, of such shares by Participant.

                  6. Withholding Taxes. Participant shall advise the Corporation within thirty (30) days of the date hereof whether the Participant wishes to be taxed at the time of grant or at the time the Restricted Period expires. At the time Participant elects to be taxed, Participant shall advise the Corporation whether it shall withhold from regular compensation the amount of applicable taxes or whether Participant shall pay the Corporation the amount of Federal tax required to be withheld.

                  IN WITNESS WHEREOF, this Agreement has been executed on this the ____ day of ___________, 19__.

                                                     INTERNATIONAL ISOTOPES INC.


                                                     By:________________________



                                                     PARTICIPANT:




                                                     ___________________________

                                                     ____________
                                                     Social Security Number:

                                                     ___________________________


                                                     Address of Record:

                                                     ___________________________

                                                     ___________________________



         Participant's spouse joins in the execution of this Agreement to signify her knowledge of, and consent to, the provisions of the Plan and the Agreement as they may affect her community property interest in the shares of Common Stock awarded to the Participant.


                                         _______________________________________
                                         Participant's Spouse